Summary Prospectus and
Prospectus Supplement

August 7, 2023

Morgan Stanley ETF Trust

Supplement dated August 7, 2023 to the Morgan Stanley ETF Trust Summary Prospectus and Prospectus dated January 24, 2023

Calvert Ultra-Short Investment Grade ETF (the "Fund")

Effective immediately, Brandon Matsui, Kinzer Jennings and Alec Schaefer are each added as a portfolio manager of the Fund. Brian S. Ellis and Eric Jesionowski continue to serve as portfolio managers of the Fund.

Accordingly, the sections of the Summary Prospectus titled "Fund Management—Portfolio Managers" and the Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Brian S. Ellis, CFA	Executive Director	Since Inception
Eric Jesionowski	Executive Director	Since Inception
Brandon Matsui, CFA	Executive Director	August 2023
Kinzer Jennings, CFA	Vice President	August 2023
Alec Schaefer	Vice President	August 2023

In addition, the section of the Prospectus titled "Fund Management—Portfolio Management" is hereby deleted in its entirety and replaced with the following:

The Fund is managed by Brian S. Ellis, CFA, Eric Jesionowski, Brandon Matsui, CFA, Kinzer Jennings, CFA and Alec Schaefer, who are jointly and primarily responsible for the day-to-day management of the Fund.

Messrs. Ellis and Jesionowski are Executive Directors of the Adviser, manage other funds and have been employed by the Morgan Stanley organization for more than five years. Mr. Matsui is also an Executive Director of the Adviser. Prior to joining the Adviser in 2023, Mr. Matsui served as the Head of Fixed Income for DWS' Systematic Investment Solutions group since 2016. Mr. Schaefer is a Vice President of the Adviser, manages other funds and has been employed by the Morgan Stanley organization for more than five years. Mr. Jennings is also a Vice President of the Adviser, managers other funds and has been employed by the Morgan Stanley organization since 2020. Prior to joining the Adviser in 2020, Mr. Jennings served as an Associate and Analyst for Goldman Sachs Asset Management since 2015.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Please retain this supplement for future reference.

  ETFCALUSIGSUMPROPSPT 8/23